EXHIBIT B-32


                   STATEMENT OF CHIEF EXECUTIVE OFFICER OF
                               GOLD KIST INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                    906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gold Kist Inc. (the "company") on Form 10-Q for the period ended September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Bekkers, President and Chief Executive Officer, and principal executive officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ John Bekkers
John Bekkers
President and Chief Executive Officer
November 11, 2003



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                                EXHIBIT B-32


                   STATEMENT OF CHIEF FINANCIAL OFFICER OF
                               GOLD KIST INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                    906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gold Kist Inc. (the "Company") on Form 10-Q for the period ended September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen O. West, Chief Financial Officer, and principal financial officer of Gold Kist Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephen O. West
Stephen O. West
Chief Financial Officer
November 11, 2003



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